UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 14, 2006
ARCADIA RESOURCES, INC.
(Exact Name of Registrant as Specified in its Charter)
Nevada
(State or Other Jurisdiction of Incorporation)

000-31249	88-0331369
(Commission File Number)	(IRS Employer Identification No.)
26777 Central Park Blvd., Suite 200 Southfield, Michigan 48076
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (248) 352-7530
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release dated February 3, 2006
Management Presentation dated February 15, 2006

Item 7.01 Regulation FD Disclosure.
     On February 3, 2006, Arcadia Resources, Inc. issued a press release announcing that John E. Elliott, II, Chairman and CEO, Lawrence R. Kuhnert, President, and Rebecca R. Irish, Chief Financial Officer, will participate in the UBS Global Healthcare Services conference to be held at the Grand Hyatt, located at Park Avenue at Grand Central in New York City, on February 13 — 15, 2006. Arcadia’s management is scheduled to present on February 15, 2006 at 12:00 p.m. Eastern Time. A copy of the press release is furnished as Exhibit 99.1, and a copy of management’s presentation is furnished as Exhibit 99.2.
     The information in this Current Report on Form 8-K, including the exhibits attached hereto, is furnished pursuant to this Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to and does not constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available. The Company disclaims any obligation or undertaking to update the information contained herein.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
     The following exhibits are attached and incorporated herein by this reference:

Exhibit 99.1	Press Release dated February 3, 2006

Exhibit 99.2	Management Presentation dated February 15, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcadia Resources, Inc.

	By:	/S/ John E. Elliott II

John E. Elliott II

	Its:	Chairman of the Board
and Chief Executive Officer

Dated: February 14, 2006

2

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
Exhibit 99.1	Press Release dated February 3, 2006

Exhibit 99.2	Management Presentation dated February 15, 2006